EXHIBIT 10.3
February 11, 2008
Bell Microproducts Inc.
1941 Ringwood Avenue
San Jose, CA 95131

Re:	Securities Purchase Agreement dated as of July 6, 2000 (the “2000 Securities Purchase Agreement”) between Bell Microproducts Inc. (the “Company”) and Retirement Systems of Alabama (“2000 Investor”); Securities Purchase Agreement dated as of October 2, 2006 (the “2006 Securities Purchase Agreement”) among the Company and The Teachers’ Retirement System of Alabama and The Employees’ Retirement System of Alabama (collectively “2006 Investor”); and Revolving Credit Agreement dated as of January 30, 2007 (the “2007 Credit Agreement”) among the Company and The Teachers’ Retirement System of Alabama and The Employees’ Retirement System of Alabama (collectively “2007 Lender”)
Gentlemen and Ladies,
In consideration of the Company’s aggregate payment of $50,000.00 (to be shared ratably among the 2000 Investor, the 2006 Investor and the 2007 Lender), the receipt of which is hereby acknowledged, each of the 2000 Investor, the 2006 Investor and the 2007 Lender (a) understands and acknowledges that the Company is in the process of restating its financial statements and that the Company has been and will be unable to timely deliver the various financial statements and SEC reports as required in the 2000 Securities Purchase Agreement, the 2006 Securities Purchase Agreement and the 2007 Credit Agreement; (b) agrees that the Company shall have until September 30, 2008 to make such deliveries; (c) waives any defaults which may otherwise arise or result from the failure to timely deliver such financial statements and SEC reports for time periods prior to September 30, 2008; (d) waives any defaults which may otherwise arise or result from any representation or warranty made or deemed made with respect to the previously delivered financial statements which are the subject of the restatement and the related SEC reports; and (e) waives any defaults which may otherwise arise or result from any covenant requiring the filing of the SEC reports (with the SEC) prior to September 30, 2008.
(THE SIGNATURE PAGE FOLLOWS.)

(Signature page to the February 11, 2008 letter to Bell Microproducts Inc.)
Very truly yours,
2000 INVESTOR:

THE RETIREMENT SYSTEMS OF ALABAMA, on behalf of itself and as agent for, and on behalf of, TEACHERS’ RETIREMENT SYSTEMS OF ALABAMA, EMPLOYEES’ RETIREMENT SYSTEMS OF ALABAMA, JUDICIAL RETIREMENT FUND, PEIRAF-DEFERRED COMPENSATION PLAN, PUBLIC EMPLOYEES INDIVIDUAL RETIREMENT ACCOUNT FUND and STATE EMPLOYEES’ HEALTH INSURANCE FUND

	By:	/s/ David G. Bronner

Name: David G. Bronner
	Title:	Chief Executive Officer

2006 INVESTOR:

THE TEACHERS’ RETIREMENT SYSTEM OF ALABAMA

	By:	/s/ David G. Bronner

	Name:	David G. Bronner
	Title:	Chief Executive Officer

THE EMPLOYEES’ RETIREMENT SYSTEM OF ALABAMA

	By:	/s/ David G. Bronner

	Name: Title:	David G. Bronner Chief Executive Officer

2007 LENDER:

THE TEACHERS’ RETIREMENT SYSTEM OF ALABAMA

	By:	/s/ David G. Bronner

	Name: Title:	David G. Bronner Chief Executive Officer

THE EMPLOYEES’ RETIREMENT SYSTEM OF ALABAMA

	By:	/s/ David G. Bronner

	Name: Title:	David G. Bronner Chief Executive Officer